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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) - April 5, 2005
                                                           -------------


                                  CAPRIUS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-11914                 22-2457487
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)



                  One Parker Plaza, Fort Lee, New Jersey 07024
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code - (201) 592-8838
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ITEM 8.01  OTHER EVENTS
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          Effective as of April 5, 2005 (the "Effective Date"), Caprius, Inc.
(the "Company" or "we") amended our Certificate of Incorporation to provide for a one-for-twenty reverse split (the "Reverse Split") of our outstanding Common Stock, $.01 par value. Upon the effective date, the post-Reverse Split shares (the "Post-Split Shares") of Common Stock began trading on the OTC Bulletin Board under the symbol CAPS. The pre-split shares (the "Pre-Split Shares") of Common Stock had been traded under the symbol "CAPR". The Reverse Split does not alter the number of authorized shares of Common Stock, which remains at 50,000,000, and does not alter the par value, which remains at $.01 per share.

          In February 2004, we completed a placement of Series C Convertible Preferred Stock. One post-closing condition was for us to undertake the Reverse Split, at which time all of the outstanding Series C Convertible Preferred Stock would automatically convert into Common Stock, adjusted for the Reverse Split. The holders of a majority of the outstanding voting securities had consented to a Certificate of Amendment to the Certificate of Incorporation providing for the Reverse Split. We thereafter sent to the remaining stockholders an Information Statement on Schedule 14C describing the background, purpose and effect of the Reverse Split and the Certificate of Amendment.

          By reason of the Reverse Split, and after conversion of the Series C Preferred Stock into Post-Split Shares, as of the Effective Date,we had outstanding 3,321,673 shares of Common Stock and an aggregate of 1,052,844 shares were reserved for exercise of options and warrants and conversion of Series B Preferred Stock.

          All stock certificates representing Pre-Split Shares outstanding on the Effective Date will be deemed to represent the appropriate number of Post-Split Shares. No certificates or scrip representing fractional share interests in the Post-Split Shares will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights as a stockholder of the Company. Any fractional share interest will be rounded down to the nearest whole Share, but not less than one Post-Split Share. Letters of Transmittal are being sent to record holders of the Common Stock to assist them in exchanging for stock certificates for their Post-Split Shares.

          All outstanding options, warrants and convertible securities for the purchase of the Common Stock will, by their terms, be automatically adjusted to reflect the Reverse Split. Except for those holders who as a result of the Reverse Split would have owned fractional interests, the Reverse Split will not affect any stockholder's proportionate equity interest in the Company.

          A copy of our press release announcing the effectiveness of the Reverse Split is attached as an exhibit to this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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    (c)     3.1   Certificate of Amendment to Certificate of
                  Incorporation, filed April 1, 2005.


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            99.1  Press Release, dated April 5, 2005


                                       3
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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CAPRIUS, INC.



                                           By:/s/ Jonathan Joels
                                              ------------------------
                                              Title: Treasurer and CFO


Dated: April 5, 2005


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------
NUMBER       EXHIBIT
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  3.1        Certificate of Amendment to Certificate of Incorporation,
             filed April 1, 2005

 99.1        Press Release of Caprius, Inc. dated April 5, 2005.



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